                                                                      EXHIBIT 24

                             FIRSTMERIT CORPORATION

                            LIMITED POWER OF ATTORNEY
                       REGISTRATION STATEMENT ON FORM S-4


         The undersigned directors and officers of FirstMerit Corporation (the "Company") hereby constitute and appoint Terry E. Patton, and/or Kevin C. O'Neil, and each of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, to execute and file under the Securities Act of 1933 a Registration Statement on Form S-4 relating to the registration of shares of the Common Stock of the Company relating to the acquisition of CoBancorp Inc., and any and all amendments and exhibits thereto, including pre-and post-effective amendments, and any and all applications or other documents to be filed with the Securities and Exchange Commission, National Association of Securities Dealers and any state securities agencies pertaining to such registration, with full power and authority to do and perform any and all acts and things whatsoever necessary, appropriate or desirable to be done in the premises, or in the name, place and stead of the said directors and officers, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

         Effective the 18th day of December, 1997, unless otherwise indicated below.

/s/ John R. Cochran                                            /s/ Jack R. Gravo
-------------------------------------                         -----------------------------------------------------
John R. Cochran                                                Jack R. Gravo
President and Chief Executive Officer                          Executive Vice President, Finance and Administration
                                                              (Chief Financial Officer and Chief Accounting Officer)

/s/ Karen S. Belden                                            /s/ R. Cary Blair
-------------------------------------                         -----------------------------------------------------
Karen S. Belden, Director                                      R. Cary Blair, Director


/s/ John C. Blickle                                             /s/ Robert W. Briggs
-------------------------------------                         -----------------------------------------------------
John C. Blickle, Director                                       Robert W. Briggs, Director


/s/ Elizabeth A. Dalton                                        /s/ Terry L. Haines
-------------------------------------                         -----------------------------------------------------
Elizabeth A. Dalton, Director                                  Terry L. Haines, Director


/s/ Clifford J. Isroff                                         /s/ Philip A. Lloyd, II
-------------------------------------                         -----------------------------------------------------
Clifford J. Isroff, Director                                   Philip A. Lloyd, II, Director


/s/ Robert G. Merzweiler                                       /s/ Stephen E. Myers
-------------------------------------                         -----------------------------------------------------
Robert G. Merzweiler, Director                                 Stephen E. Myers, Director


/s/ Del Spitzer                                                /s/ Roger T. Read
-------------------------------------                         -----------------------------------------------------
Del Spitzer, Director                                          Roger T. Read, Director


/s/ Justin T. Rogers
-------------------------------------
Justin T. Rogers, Director